Taxes on Income (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Assets in respect of:
Net operating loss carry forward (1)	$ 8,731	[1]	$ 8,272	[1]
Allowances and provisions	115		112
Intangible assets, net	129		227
Deferred tax assets, gross	8,975		8,611
Valuation allowance (2)	(8,975)	[2]	(8,611)	[2]
Net deferred tax Liability

[1]	(1) See Note 13b.
[2]	(2) In 2014 and 2013, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2014 amounts to an increase of $364.